2016 Third Quarter Credit Supplement November 3, 2016 © 2016 Fannie Mae. Trademarks of Fannie Mae. Exhibit 99.2

This presentation includes information about Fannie Mae, including information contained in Fannie Mae’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2016, the “2016 Q3 Form 10-Q.” Some of the terms used in these materials are defined and discussed more fuly in the 2016 Q3 Form 10-Q and in Fannie Mae’s Form 10-K for the year ended December 31, 2015, the “2015 Form 10-K.” These materials should be reviewed together with the 2016 Q3 Form 10-Q and the 2015 Form 10-K, copies of which are available through the “SEC Filings” page in the “About Us/Investor Relations” section of Fannie Mae’s website at www.fanniemae.com. Some of the information in this presentation is based upon information that we received from third-party sources such as selers and servicers of mortgage loans. Although we generaly consider this information reliable, we do not independently verify al reported information. Due to rounding, amounts reported in this presentation may not add to totals indicated (or 100%). Unless otherwise indicated data labeled as “YTD 2016” is as of September 30, 2016 or for the first nine months of 2016. § . .§ . § § © 2016 Fannie Mae. Trademarks of Fannie Mae.

Fannie Mae

Table of Contents

Home Prices

Home Price Growth/Decline Rates in the U.S.	3
One Year Home Price Change as of 2016 Q3	4
Home Price Change From 2006 Q3 Through 2016 Q3	5

Credit Profile of Fannie Mae Single-Family Loans

Credit Characteristics of Single-Family Business Acquisitions	6
Credit Risk Profile Summary of Single-Family Business Acquisitions	7
Certain Credit Characteristics of Single-Family Business Acquisitions: 2005 - 2016	8
Single-Family Business Acquisitions by Loan Purpose	9
Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Origination Year	10
Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Certain Product Features	11

Geographic Credit Profile of Fannie Mae Single-Family Loans and Foreclosed Properties (REO)

Credit Characteristics of Single-Family Conventional Guaranty Book of Business and Single-Family Real Estate Owned (REO) in Select States	12
Seriously Delinquent Loan and REO Ending Inventory Share by Select States	13
Single-Family Short Sales and REO Sales Prices to Unpaid Principal Balance (UPB) of Mortgage Loans	14

Workouts of Fannie Mae Single-Family Loans

Single-Family Loan Workouts	15
Re-performance Rates of Modified Single-Family Loans	16

Additional Credit Information for Fannie Mae Single-Family Loans

Credit Loss Concentration of Single-Family Conventional Guaranty Book of Business	17
Cumulative Default Rates of Single-Family Conventional Guaranty Book of Business by Origination Year	18

Credit Profile of Fannie Mae Multifamily Loans

Multifamily Credit Profile by Loan Attributes	19-20
Serious Delinquency Rates of Multifamily Book of Business	21
Cumulative Credit Loss Rates of Multifamily Guaranty Book of Business By Acquisition Year	22

© 2016 Fannie Mae. Trademarks of Fannie Mae.
2

* Year-to-date as of September 2016. **Year-to-date as of Q2 2016. As comparison, Fannie Mae’s index for the same period is 4.1%. Based on our home price index, we estimate that home prices on a national basis increased by 1.5% in the third quarter of 2016 and by 5.7% in the first nine months of 2016, folowing increases of 4.7% in 2015, 4.3% in 2014 and 7.8% in 2013. Despite the recent increases in home prices, we estimate that, through September 30, 2016, home prices on a national basis remained 1.1% below their peak in the third quarter of 2006. Our home price estimates are based on preliminary data and are subject to change as additional data become available. Home Price Growth/Decline Rates in the U.S. Note: Estimate based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of September 2016. Including subsequent data may lead to materialy diferent results. 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 -10% -5% 0% 5% 10% 15% 11.3% -3.6% -9.1% -4.7% -4.3% -3.5% 2.6% 4.0% 7.8% 4.3% 4.7% 5.7% Fannie Mae Home Price Index 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 3.9%5.3%4.5%10.7%6.5%-3.9%-4.1%-3.8%-12.0%-5.4%1.7%13.5% S&P/Case-Shiler Index © 2016 Fannie Mae. Trademarks of Fannie Mae. 3 * **

Fannie Mae™

One Year Home Price Change as of 2016 Q3*

United States: 5.4%



WA 9.7% 3.6%
OR 11.0% 1.7%
ID 7.9% 0.6%
MT 5.4% 0.3%
WY -1.0% 0.2%
ND 2.6% 0.2%
SD 5.0% 0.2%
MN 5.4% 2.0%
WI 5.0% 1.8%
MI 7.7% 2.4%
NY 5.6% 5.3%
ME 4.3% 0.3%
NV 6.9% 1.0%
UT 8.2% 1.2%
CO 10.5% 2.8%
NE 4.9% 0.5%
IA 4.6% 0.7%
IL 3.4% 3.9%
IN 5.0% 1.2%
OH 4.6% 2.0%
PA 2.9% 3.0%
CA 7.5% 19.6%
KS 4.1% 0.5%
MO 4.5% 1.3%
KY 4.6% 0.6%
WV 4.0% 0.2%
VA 3.1% 3.5%
AZ 7.8% 2.5%
NM 2.5% 0.5%
OK 1.5% 0.7%
AR 2.7% 0.5%
TN 7.1% 1.3%
NC 4.1% 2.5%
SC 3.8% 1.2%
MS 3.4% 0.4%
AL 2.1% 1.0%
GA 6.7% 2.7%
TX 5.2% 6.0%
LA 3.3% 0.9%
FL 9.1% 5.6%
AK 0.8% 0.2%
HI 5.0% 0.8%
Example
State: FL
Growth Rate: 9.1%
UPB %** : 5.6%
State Growth Rate
Below 0%
0% to 5%
5% to 10%
10% and Above

	Growth Rate	UPB %**
CT	0.1%	1.3%
DC	3.8%	0.4%
DE	0.6%	0.4%
MA	4.6%	2.9%
MD	2.5%	2.7%
NH	3.8%	0.5%
NJ	2.6%	3.8%
RI	8.6%	0.3%
VT	3.2%	0.2%

*Source: Fannie Mae. Home price estimates are based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of September 2016. UPB estimates are based on data available through the end of September 2016. Including subsequent data may lead to materially different results.

** "UPB %" refers to unpaid principal balance of loans on properties in the applicable state as a percentage of unpaid principal balance of single-family conventional guaranty book of business for which Fannie Mae has access to loan-level information.

© 2016 Fannie Mae. Trademarks of Fannie Mae.

4

Fannie Mae™

Home Price Change From 2006 Q3 Through 2016 Q3*

United States: -1.1%



WA 6.3% 3.6%
OR 7.9% 1.7%
ID -0.6% 0.6%
MT 17.9% 0.3%
WY 15.1% 0.2%
ND 55.2% 0.2%
SD 24.3% 0.2%
NE 17.6% 0.5%
MN -1.4% 2.0%
WI 1.1% 1.8%
MI -5.1% 2.4%
IA 15.4% 0.7%
IL -11.6% 3.9%
IN 9.3% 1.2%
OH -0.3% 2.0%
PA 4.7% 3.0%
NY 1.1% 5.3%
ME 0.5% 0.3%
NV -29.3% 1.0%
CA -11.6% 19.6%
UT 15.7% 1.2%
CO 30.2% 2.8%
KS 13.0% 0.5%
MO 3.3% 1.3%
KY 10.3% 0.6%
WV 7.5% 0.2%
VA -8.7% 3.5%
AZ -23.1% 2.5%
NM -4.8% 0.5%
OK 15.4% 0.7%
AR 5.2% 0.5%
TN 10.7% 1.3%
NC 3.8% 2.5%
SC 1.3% 1.2%
MS 1.8% 0.4%
AL 0.4% 1.0%
GA -3.4% 2.7%
TX 30.2% 6.0%
LA 16.0% 0.9%
FL -23.8% 5.6%
AK 12.9% 0.2%
HI 3.5% 0.8%

	Growth Rate	UPB %**
CT	-17.0%	1.3%
DC	34.1%	0.4%
DE	-12.5%	0.4%
MA	0.9%	2.9%
MD	-16.7%	2.7%
NH	-7.0%	0.5%
NJ	-17.3%	3.8%
RI	-15.2%	0.3%
VT	-1.3%	0.2%

State Growth Rate
- Below -15%
- -15% to -5%
- -5% to 0%
- 0% to 5%
- 5% to 10%
- 10% and Above

*Source: Fannie Mae. Home price estimates are based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of September 2016. UPB estimates are based on data available through the end of September 2016. Including subsequent data may lead to materially different results.

** "UPB %" refers to unpaid principal balance of loans on properties in the applicable state as a percentage of unpaid principal balance of single-family conventional guaranty book of business for which Fannie Mae has access to loan-level information.

Note: Home prices on a national basis reached a peak in the third quarter of 2006.

© 2016 Fannie Mae. Trademarks of Fannie Mae.

5

Q3 2016 Single-Family Acquisitions Excl. Refi Plus Q2 2016 Single-Family Acquisitions Excl. Refi Plus Q1 2016 Single-Family Acquisitions Excl. Refi Plus Ful Year 2015 Single-Family Acquisitions Excl. Refi Plus Q4 2015 Single-Family Acquisitions Excl. Refi Plus Q3 2015 Single-Family Acquisitions Excl. Refi Plus Unpaid Principal Balance (UPB) ($B) Weighted Average Origination Note Rate 3.66% $160.2 3.66% $165.6 3.82% $129.2 3.83% $135.0 4.01% $96.4 4.02% $102.2 3.97% $441.0 3.98% $471.4 4.04% $99.7 4.04% $105.6 4.04% $117.6 4.05% $124.5 Single-Family Acquisitions 5.2% 8.0% 20.6% <= 60% 60.01% to 70% 70.01% to 80% 80.01% to 90% 90.01% to 100% > 100% Weighted Average Origination LTV Ratio 73.9% 0.0% 15.5% 11.7% 38.4% 14.2% 20.2% 73.8% 0.3% 15.3% 11.8% 37.8% 14.3% 20.6% 74.8% 0.0% 16.3% 12.2% 39.7% 13.8% 18.0% 74.7% 0.4% 16.0% 12.3% 38.9% 13.9% 18.5% 74.6% 0.0% 15.3% 12.0% 40.8% 13.8% 18.1% 74.5% 0.6% 15.0% 12.2% 39.6% 13.9% 18.7% 74.8% 0.0% 15.2% 12.3% 41.3% 13.6% 17.5% 74.8% 0.8% 14.9% 12.5% 40.0% 13.7% 18.2% 75.4% 0.0% 16.3% 13.0% 40.8% 13.0% 16.9% 75.3% 0.7% 15.9% 13.1% 39.7% 13.1% 17.5% 75.7% 0.0% 16.9% 12.7% 41.3% 12.5% 16.6% 75.6% 0.7% 16.6% 12.8% 40.1% 12.6% 17.1% Origination Loan-to-Value (LTV) Ratio < 620 620 to < 660 660 to < 700 700 to < 740 >=740 Weighted Average FICO Credit Score 753 66.1% 19.9% 10.4% 3.6% 0.0% 752 65.2% 19.9% 10.7% 3.9% 0.3% 751 63.6% 21.1% 11.4% 3.8% 0.0% 749 62.5% 21.0% 11.8% 4.2% 0.4% 748 61.2% 21.5% 12.6% 4.7% 0.0% 746 59.8% 21.4% 13.0% 5.2% 0.5% 750 63.5% 20.5% 11.7% 4.2% 0.0% 748 62.1% 20.4% 12.1% 4.7% 0.6% 748 61.2% 21.3% 12.6% 4.8% 0.0% 746 59.9% 21.2% 13.0% 5.3% 0.6% 749 62.4% 20.8% 12.2% 4.5% 0.0% 747 61.1% 20.7% 12.6% 5.0% 0.6% FICO Credit Scores Credit Characteristics of Single-Family Business Acquisitions Fixed-rate Adjustable-rate Alt-A Interest Only Investor Condo/Co-op Refinance 51.5% 9.5% 5.2% 0.0% 0.0% 1.6% 98.4% 53.0% 9.5% 5.4% 0.0% 0.2% 1.6% 98.4% 51.3% 10.0% 5.7% 0.0% 0.0% 1.5% 98.5% 53.4% 9.9% 6.1% 0.0% 0.3% 1.5% 98.5% 50.9% 9.7% 6.6% 0.0% 0.0% 2.4% 97.6% 53.7% 9.7% 7.1% 0.0% 0.4% 2.3% 97.7% 51.6% 10.0% 7.2% 0.0% 0.0% 2.6% 97.4% 54.7% 10.0% 7.8% 0.0% 0.4% 2.5% 97.5% 46.7% 10.0% 6.8% 0.0% 0.0% 2.9% 97.1% 49.7% 9.9% 7.4% 0.0% 0.4% 2.8% 97.2% 42.9% 10.1% 7.2% 0.0% 0.0% 2.6% 97.4% 46.1% 10.0% 7.7% 0.0% 0.3% 2.5% 97.5% Certain Characteristics Purchase Cash-out refinance Other refinance 33.0% 18.4% 48.5% 35.2% 17.8% 47.0% 32.1% 19.2% 48.7% 35.0% 18.4% 46.6% 29.4% 21.6% 49.1% 33.4% 20.4% 46.3% 31.7% 19.9% 48.4% 36.1% 18.6% 45.3% 26.2% 20.5% 53.3% 30.4% 19.3% 50.3% 23.6% 19.3% 57.1% 27.9% 18.2% 53.9% Loan Purpose Percentage calculated based on unpaid principal balance of loans at time of acquisition. Single-family business acquisitions refer to single-family mortgage loans we acquire through purchase or securitization transactions. Single-family business acquisitions for the applicable period excluding loans acquired under our Refi Plus initiative, which includes the Home Afordable Refinance Program ® (“HARP ®”). Our Refi Plus initiative provides expanded refinance opportunities for eligible Fannie Mae borowers, and may involve the refinance of existing Fannie Mae loans with high loan-to-value ratios, including loans with loan-to-value ratios in excess of 100%. FICO credit score is as of loan origination, as reported by the seler of the mortgage loan. Newly originated Alt-A loans for the applicable periods consist of the refinance of existing loans under our Refi Plus initiative. For a description of our Alt-A loan classification criteria, refer to Fannie Mae’s 2016 Q3 Form 10-Q. Single-Family Acquisitions 5.3% 7.2% 21.0% Single-Family Acquisitions 5.0% 7.2% 23.0% (1) (2) (3) (4) Single-Family Acquisitions 5.8% 7.6% 21.7% Single-Family Acquisitions 5.4% 7.1% 23.0% Single-Family Acquisitions California Texas Florida 4.9% 6.9% 22.8% © 2016 Fannie Mae. Trademarks of Fannie Mae. 6 Acquisition Period (4) (2) (2) (2) (2) (2) (2) (3) (1) Top 3 Geographic Concentrations

Fannie Mae™

Credit Risk Profile Summary of Single-Family Business Acquisitions(1)

Credit Profile for Single-Family Acquisitions

FICO Credit Score(2)

For the Nine Months Ended September 30, 2016	Origination LTV Ratio <= 60%	60.01% to 80%	80.01% to 100%	> 100%	Total
>=740	13.6%	33.4%	15.8%	0.1%	62.9%
660 to < 740	4.9%	16.8%	10.5%	0.2%	32.3%
620 to < 660	0.8%	2.3%	1.1%	0.1%	4.3%
< 620	0.1%	0.2%	0.1%	0.0%	0.4%
Total	19.4%	52.7%	27.5%	0.4%	100.0%

FICO Credit Score(2)

For the Nine Months Ended September 30, 2015	Origination LTV Ratio <= 60%	60.01% to 80%	80.01% to 100%	> 100%	Total
>=740	12.9%	34.2%	15.4%	0.3%	62.8%
660 to < 740	4.6%	16.9%	10.2%	0.3%	32.0%
620 to < 660	0.8%	2.5%	1.1%	0.1%	4.6%
< 620	0.1%	0.2%	0.2%	0.1%	0.6%
Total	18.4%	53.9%	26.9%	0.8%	100.0%

FICO Credit Score(2)

Change in Acquisitions Profile	Origination LTV Ratio <= 60%	60.01% to 80%	80.01% to 100%	> 100%	Total
>=740	0.7%	-0.8%	0.4%	-0.1%	0.2%
660 to < 740	0.3%	-0.2%	0.3%	-0.1%	0.3%
620 to < 660	0.0%	-0.2%	0.0%	-0.1%	-0.3%
<620	0.0%	-0.1%	-0.1%	0.0%	-0.2%
Total	1.0%	-1.2%	0.6%	-0.4%	0.0%

Credit Profile for Single-Family Acquisitions (Excluding Refi Plus)(3)

FICO Credit Score(2)

For the Nine Months Ended September 30, 2016	Origination LTV Ratio <= 60%	60.01% to 80%	80.01% to 95%	>95%	Total
>=740	13.6%	34.3%	15.0%	1.1%	64.0%
660 to < 740	4.6%	16.9%	9.4%	1.1%	32.0%
620 to < 660	0.7%	2.2%	0.9%	0.1%	3.9%
Total	19.0%	53.4%	25.3%	2.3%	100.0%

FICO Credit Score(2)

For the Nine Months Ended September 30, 2015	Origination LTV Ratio <= 60%	60.01% to 80%	80.01% to 95%	>95%	Total
>=740	12.8%	35.5%	15.2%	0.7%	64.2%
660 to < 740	4.3%	17.2%	9.4%	0.8%	31.7%
620 to < 660	0.7%	2.4%	0.9%	0.1%	4.1%
Total	17.7%	55.2%	25.5%	1.5%	100.0%

FICO Credit Score(2)

Change in Acquisitions Profile	Origination LTV Ratio <= 60%	60.01% to 80%	80.01% to 95%	>95%	Total
>=740	0.9%	-1.3%	-0.1%	0.5%	-0.1%
660 to < 740	0.4%	-0.4%	0.0%	0.3%	0.3%
620 to < 660	0.0%	-0.2%	0.0%	0.0%	-0.1%
Total	1.2%	-1.9%	-0.2%	0.8%	0.0%

(1) Percentage calculated based on unpaid principal balance of loans at time of acquisition. Single-family business acquisitions refer to single-family mortgage loans we acquire through purchase or securitization transactions.

(2) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan. FICO credit scores at origination below 620 primarily consist of the refinance of existing loans under our Refi Plus initiative, which includes the Home Affordable Refinance Program ("HARP"). Our Refi Plus initiative provides expanded refinance opportunities for eligible Fannie Mae borrowers, and may involve the refinance of existing Fannie Mae loans with high loan-to-value ratios, including loans with loan-to-value ratios in excess of 100%.

(3) Single-family business acquisitions for the applicable period excluding loans acquired under our Refi Plus initiative, which includes HARP.

© 2016 Fannie Mae. Trademarks of Fannie Mae.

7

2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 40% 60% 80% 100% Or igin ati on LT V R ati o 0% 5% 10% 15% 20% % of Sin gle -Fa mi ly B us ine ss Ac qu isit ion s Origination Loan-to-Value (OLTV) Ratio 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 660 680 700 720 740 760 780 FIC O Cr ed it S co re 0% 5% 10% 15% 20% % of Sin gle -Fa mi ly B us ine ss Ac qu isit ion s FICO Credit Score 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 0% 20% 40% 60% 80% 100% % of Sin gle -Fa mi ly B us ine ss Ac qu isit ion s Share of Single-Family Business Acquisitions: Fixed-rate Product 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 0% 20% 40% 60% 80% 100% % of Sin gle -Fa mi ly B us ine ss Ac qu isit ion s Share of Single-Family Business Acquisitions: Loan Purpose - Purchase Product Feature Weighted Average Origination LTV Ratio Origination LTV > 90% Weighted Average FICO Credit Score FICO Credit Score < 620 Percentage calculated based on unpaid principal balance of loans at time of acquisition. Single-family business acquisitions refer to single-family mortgage loans we acquire through purchase or securitization transactions. FICO credit score is as of loan origination, as reported by the seler of the mortgage loan. Loans acquired after 2009 with FICO credit scores at origination below 620 primarily consist of the refinance of existing loans under our Refi Plus initiative, which includes HARP. Certain Credit Characteristics of Single-Family Business Acquisitions: 2005 - 2016 (1) (2) . © 2016 Fannie Mae. Trademarks of Fannie Mae. 8 * Year-to-date through September 30, 2016. (2) (1) ** * *

2009 2010 2011 2012 2013 2014 2015 2016 0% 20% 40% 60% 80% 100% % of Sin gle -Fa mi ly B us ine ss Ac qu isit ion s 1%2% 3%4%6% 14%16%10%10%4% 6% 9%9%14%14% 7% 49%48%36% 48% 55%52%54% 69% 47%45%52% 30% 21%24%23%20% Single-Family Business Acquisitions by Loan Purpose HARP Refi Plus Acquisitions (Excluding HARP) Refinance Acquisitions (Excluding Refi Plus) Purchase Acquisitions 2009 HARP Refi Plus (Excl. HARP) 2010 HARP Refi Plus (Excl. HARP) 2011 HARP Refi Plus (Excl. HARP) 2012 HARP Refi Plus (Excl. HARP) 2013 HARP Refi Plus (Excl. HARP) 2014 HARP Refi Plus (Excl. HARP) 2015 HARP Refi Plus (Excl. HARP) 2016 HARP Refi Plus (Excl. HARP) Unpaid Principal Balance (UPB) ($B) Weighted Average Origination Note Rate 4.85% $44.7 5.05% $27.9 4.68% $80.5 5.00% $59.0 4.44% $81.2 4.78% $55.6 3.89% $73.8 4.14% $129.9 3.80% $64.4 4.04% $99.5 4.39% $23.5 4.62% $21.5 4.08% $19.2 4.23% $11.2 3.96% $11.1 4.10% $5.9 Credit Characteristics of Single-Family Business Acquisitions Under the Refi Plus Initiative Our Refi Plus initiative, which started in April 2009, includes the Home Afordable Refinance Program (“HARP”). Our Refi Plus initiative provides expanded refinance opportunities for eligible Fannie Mae borowers, and may involve the refinance of existing Fannie Mae loans with high loan-to-value ratios, including loans with loan-to-value ratios in excess of 100%. FICO credit score is as of loan origination, as reported by the seler of the mortgage loan. © 2016 Fannie Mae. Trademarks of Fannie Mae. 9 <=80% 80.01% to 105% 105.01% to 125% >125% Weighted Average Origination LTV Ratio 63.3% 0.0% 0.0% 0.0% 100.0% 90.7% 0.0% 0.9% 99.1% 0.0% 62.3% 0.0% 0.0% 0.0% 100.0% 92.2% 0.0% 5.6% 94.4% 0.0% 60.2% 0.0% 0.0% 0.0% 100.0% 94.3% 0.0% 11.9% 88.1% 0.0% 61.1% 0.0% 0.0% 0.0% 100.0% 111.0% 20.7% 22.1% 57.2% 0.0% 60.2% 0.0% 0.0% 0.0% 100.0% 109.8% 20.1% 21.5% 58.4% 0.0% 61.3% 0.0% 0.0% 0.0% 100.0% 101.5% 9.9% 16.9% 73.3% 0.0% 60.4% 0.0% 0.0% 0.0% 100.0% 98.4% 7.0% 15.0% 78.0% 0.0% 60.2% 0.0% 0.0% 0.0% 100.0% 97.2% 5.6% 13.7% 80.7% 0.0% Origination LTV Ratio < 620 620 to < 660 660 to < 740 >=740 Weighted Average FICO Credit Score 762 74.5% 23.0% 1.7% 0.8% 749 64.4% 31.9% 2.5% 1.2% 760 72.3% 23.9% 2.4% 1.4% 746 61.2% 33.1% 3.6% 2.0% 758 70.0% 25.6% 2.8% 1.7% 746 61.5% 32.6% 3.8% 2.1% 753 66.9% 26.0% 4.2% 2.9% 738 56.6% 33.8% 6.0% 3.7% 737 55.8% 31.9% 6.9% 5.3% 722 45.1% 38.7% 9.5% 6.7% 717 43.0% 36.5% 11.2% 9.3% 704 33.9% 41.0% 14.5% 10.6% 722 46.3% 34.4% 10.5% 8.8% 706 34.8% 41.1% 14.6% 9.5% 715 41.1% 37.6% 11.8% 9.6% 702 30.7% 44.2% 15.6% 9.5% FICO Credit Scores (1) (2) * Year-to-date through September 30, 2016. Acquisition Year (1) (2) * * Acquisitions

Overal Book Origination Year 2016 2015 2014 2013 2012 2011 2010 2009 2008 2007 andEarlier Unpaid Principal Balance (UPB) ($B) Share of Single-Family Conventional Guaranty Book Average Unpaid Principal Balance Serious Delinquency Rate Weighted Average Origination LTV Ratio Origination LTV Ratio > 90% Weighted Average Mark-to-Market LTV Ratio Mark-to-Market LTV Ratio > 100% and <= 125% Mark-to-Market LTV Ratio > 125% Weighted Average FICO Credit Score FICO < 620 Interest Only Negative Amortizing Fixed-rate Primary Residence Condo/Co-op Credit Enhanced Cumulative Default Rate n/a 18.5% 9.3% 88.2% 93.8% 0.1% 1.8% 2.1% 745 0.5% 1.6% 59.4% 16.5% 75.0% 1.24% $162,015 100.0% $2,772.8 n/a 16.1% 9.2% 89.4% 69.9% 1.0% 12.2% 9.4% 698 2.3% 6.8% 62.0% 14.3% 75.1% 4.44% $97,506 12.0% $332.0 5.0% 23.6% 10.5% 88.1% 72.1% 0.0% 8.6% 6.5% 712 0.9% 4.1% 64.6% 12.6% 74.8% 5.06% $139,146 1.6% $43.4 0.8% 4.5% 8.7% 90.6% 97.3% 0.0% 1.1% 0.9% 752 0.0% 0.2% 50.8% 6.4% 69.5% 0.91% $140,793 3.9% $108.0 0.6% 5.3% 8.1% 89.1% 96.4% 0.0% 0.9% 0.8% 756 0.0% 0.2% 48.9% 10.2% 71.0% 0.55% $144,006 5.6% $155.3 0.4% 7.5% 8.4% 87.0% 95.8% 0.0% 0.5% 0.8% 757 0.0% 0.1% 47.4% 12.3% 71.2% 0.42% $145,247 6.8% $188.3 0.3% 12.2% 8.8% 88.6% 97.9% 0.0% 0.3% 1.1% 759 0.3% 1.4% 51.6% 19.0% 76.4% 0.30% $176,577 18.2% $504.3 0.2% 17.0% 10.1% 86.0% 97.8% 0.0% 0.2% 1.8% 750 0.5% 1.7% 56.9% 20.5% 76.7% 0.38% $174,016 15.8% $439.2 0.1% 27.0% 9.8% 86.1% 96.0% 0.0% 0.0% 1.4% 742 0.2% 0.7% 64.4% 19.8% 77.0% 0.38% $179,332 9.1% $253.3 0.0% 30.5% 9.8% 88.1% 97.7% 0.0% 0.0% 0.6% 747 0.1% 0.3% 67.3% 16.5% 75.1% 0.13% $207,791 14.5% $401.1 0.0% 27.4% 9.6% 90.4% 98.6% 0.0% 0.0% 0.4% 749 0.1% 0.3% 72.1% 16.1% 74.3% 0.01% $226,949 12.5% $347.8 Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information for approximately 99% of its single-family conventional guaranty book of business as of September 30, 2016. FICO credit score is as of loan origination, as reported by the seler of the mortgage loan. Loans acquired after 2009 with FICO credit scores at origination below 620 primarily consist of the refinance of existing loans under our Refi Plus initiative, which includes HARP. Unpaid principal balance of al loans with credit enhancement as a percentage of unpaid principal balance of single-family conventional guaranty book of business for which Fannie Mae has access to loan-level information. Defaults include loan foreclosures, short sales, sales to third parties at the time of foreclosure and deeds-in-lieu of foreclosure. Cumulative Default Rate is the total number of single-family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-family conventional loans in the guaranty book of business originated in the identified year. For 2007 and earlier cumulative default rates, refer to slide 18. © 2016 Fannie Mae. Trademarks of Fannie Mae. 10 (1) (2) (3) (4) . Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Origination Year (1) (1) (2) (2) (3) (4) As of September 30, 2016

Categories Not Mutualy Exclusive Interest Only Loans Loans with FICO < 620 Loans with FICO ≥ 620 and < 660 Loans with Origination LTV Ratio > 90% Loans with FICO < 620 and Origination LTV Ratio > 90% Alt-A Loans Refi PlusIncluding HARP Unpaid Principal Balance (UPB) ($B) Share of Single-Family Conventional Guaranty Book Average Unpaid Principal Balance Serious Delinquency Rate Acquisition Years 2005-2008 Weighted Average Origination LTV Ratio Origination LTV Ratio > 90% Weighted Average Mark-to-Market LTV Ratio Mark-to-Market LTV Ratio > 100% and <= 125% Mark-to-Market LTV Ratio > 125% Weighted Average FICO Credit Score FICO < 620 Fixed-rate Primary Residence Condo/Co-op Credit Enhanced 12.0% 9.4% 84.3% 99.0% 5.4% 733 1.1% 4.3% 62.5% 39.2% 86.5% 0.0% 0.74% $147,961 16.1% $446.4 9.9% 9.6% 77.0% 66.1% 3.0% 711 3.1% 9.5% 69.7% 16.5% 78.8% 58.2% 5.27% $145,083 3.3% $90.8 52.5% 5.9% 94.0% 89.3% 100.0% 583 6.8% 16.7% 87.9% 100.0% 108.5% 29.6% 8.14% $131,813 0.6% $17.8 65.8% 9.7% 93.0% 96.4% 3.9% 730 1.9% 6.1% 82.0% 100.0% 102.9% 8.2% 1.97% $171,960 16.5% $457.4 21.3% 6.1% 93.2% 88.2% 0.0% 642 1.6% 4.9% 66.4% 22.8% 79.0% 26.8% 4.15% $135,273 5.4% $150.0 21.9% 4.7% 94.3% 84.5% 100.0% 583 2.8% 7.6% 68.5% 30.4% 81.9% 39.7% 6.95% $116,606 2.1% $58.4 13.7% 14.5% 85.8% 24.0% 1.6% 722 4.1% 12.9% 76.5% 8.3% 74.3% 82.0% 6.72% $226,550 1.8% $50.1 Loans with multiple product features are included in al applicable categories. The subtotal is calculated by counting a loan only once even if it is included in multiple categories. FICO credit score is as of loan origination, as reported by the seler of the mortgage loan. For a description of our Alt-A loan classification criteria, refer to Fannie Mae’s 2016 Q3 Form 10-Q. Our Refi Plus initiative, which started in April 2009, includes the Home Afordable Refinance Program (“HARP”). Our Refi Plus initiative provides expanded refinance opportunities for eligible Fannie Mae borowers, and may involve the refinance of existing Fannie Mae loans with high loan-to-value ratios, including loans with loan-to-value ratios in excess of 100%. Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information for approximately 99% of its single-family conventional guaranty book of business as of September 30, 2016. Unpaid principal balance of al loans with credit enhancement as a percentage of unpaid principal balance of single-family conventional guaranty book of business for which Fannie Mae had access to loan-level information. © 2016 Fannie Mae. Trademarks of Fannie Mae. 11 Subtotal of Certain Product Features 35.0% 8.7% 90.0% 90.9% 6.3% 718 1.3% 4.2% 68.9% 49.2% 85.9% 15.7% 2.32% $150,983 33.5% $929.6 Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Certain Product Features (1) (2) (3) (4) (5) (6) . (1) (2) (3) (2) (2) (4) (5) (5) (6) As of September 30, 2016 (2) (2) (1)

Midwest Northeast Southeast Southwest West 4.2% 5.7% 20.0% 51.7% 18.4% 945 647 964 1,427 671 4,381 4,241 11,840 11,679 9,832 1,487 1,867 5,762 3,597 3,695 1,154 1,622 3,898 2,841 2,887 0.63% 0.79% 1.44% 2.33% 1.11% 10.9% 12.0% 27.6% 32.4% 17.1% 1.3% 0.9% 3.3% 2.5% 2.1% 52.9% 60.2% 63.5% 60.0% 63.9% 28.0% 16.9% 22.1% 18.3% 14.8% $775.1 $467.5 $611.5 $508.1 $410.7 Regions Based on the unpaid principal balance (UPB) of the single-family conventional guaranty book of business as of September 30, 2016. Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information for approximately 99% of its single-family conventional guaranty book of business as of September 30, 2016. “Seriously delinquent loans” refers to single-family conventional loans that are 90 days or more past due or in the foreclosure process. “Seriously delinquent loan share” refers to the percentage of our single- family seriously delinquent loan population in the applicable state or region. “Serious delinquency rate” refers to the number of single-family conventional loans that were seriously delinquent in the applicable state or region, divided by the number of loans in our single-family conventional guaranty book of business in that state or region. Measured from the borowers’ last paid instalment on their mortgages to when the related properties were added to our REO inventory for foreclosures completed during the first nine months of 2016. Home Equity Conversion Mortgages (HECMs) insured by HUD are excluded from this calculation. Expressed as a percentage of credit losses for the single-family guaranty book of business. Credit losses consist of (a) charge-ofs, net of recoveries and (b) foreclosed property expense (income), adjusted to exclude the impact of fair value losses resulting from credit-impaired loans acquired from MBS trusts. For information on total credit losses, refer to Fannie Mae’s 2016 Q3 Form 10-Q. Select states represent the top ten states in UPB of the single-family conventional guaranty book of business as of September 30, 2016. For information on which states are included in each region, refer to the single-family mortgage credit risk management discussion in Fannie Mae’s 2016 Q3 Form 10-Q. © 2016 Fannie Mae. Trademarks of Fannie Mae. 12 Credit Characteristics of Single-Family Conventional Guaranty Book of Business and Single-Family Real Estate Owned (REO) in Select States SF Conventional Guaranty Book of Business as of September 30, 2016 Seriously Delinquent Loans as of September 30, 2016 Real Estate Owned (REO) Credit Loss (1) (2) (3) (4) (5) (6) Al States 100.0%96541,97316,40812,4021.24%100.0%2.0%59.4%100.0%$2,772.8 Unpaid Principal Balance (UPB) ($B) Share of Single-Family Conventional Guaranty Book Weighted Average Mark-to-Market LTV Ratio Mark-to-Market LTV >100% Seriously Delinquent Loan Share Serious Delinquency Rate Q3 2016 Acquisitions (# of properties) Q3 2016 Dispositions (# of properties) REO Ending Inventory as of 9/30/16 Average Days to Foreclosure % of YTD 2016 Credit Losses California Texas Florida New York Ilinois New Jersey Washington Virginia Pennsylvania Massachusets 2.3% 4.9% 1.7% 0.8% 17.8% 8.4% 19.8% 6.8% 0.5% 1.4% 1,285 932 556 1,040 1,770 880 1,769 1,403 733 655 1,198 1,817 966 831 3,879 3,219 2,466 4,699 878 1,691 331 710 411 219 1,081 1,172 686 2,704 347 669 207 613 341 171 771 717 563 1,652 332 593 1.42% 1.68% 0.80% 0.74% 3.47% 1.47% 2.77% 2.05% 0.68% 0.49% 2.8% 4.8% 1.9% 1.8% 8.9% 5.2% 10.2% 10.6% 3.8% 5.5% 0.6% 1.6% 1.7% 0.5% 5.0% 5.0% 2.2% 7.1% 0.0% 1.1% 56.2% 63.2% 62.4% 56.0% 64.2% 66.1% 54.9% 64.6% 58.3% 50.8% 2.9% 3.0% 3.5% 3.6% 3.8% 3.9% 5.3% 5.6% 6.0% 19.6% $81.4 $83.4 $96.4 $98.7 $105.7 $108.2 $147.0 $156.0 $166.6 $542.1 (1) (2) (3) (4) (6) Select States(5) (2) (2) Total

Based on states with the largest volume of seriously delinquent loans in our single-family conventional guaranty book of business as of September 30, 2016. “Seriously delinquent loan share” refers to the percentage of our single-family seriously delinquent loan population in the applicable state. Share of REO ending inventory calculated as the number of properties in the single-family REO ending inventory for the state divided by the total number of single-family properties in the REO ending inventory for the specified time period. Our single-family serious delinquency rate and the period of time that loans remain seriously delinquent continue to be negatively impacted by the length of time required to complete a foreclosure in some states. Longer foreclosure timelines result in these loans remaining in our book of business for a longer time, which has caused our serious delinquency rate to decrease more slowly in the last few years than it would have if the pace of foreclosures had been faster. 2014 Q2 2014 Q3 2014 Q4 2015 Q1 2015 Q2 2015 Q3 2015 Q4 2016 Q1 2016 Q2 2016 Q3 0K 50K 100K 150K 200K 250K 300K 350K 400K SD Q Vo lum e 0% 5% 10% 15% 20% 211K 357K 17.3% 10.6% 9.7% 10.2% 9.4% 8.9% 5.7% 5.2%5.2% 5.5% Seriously Delinquent Loan Share by Select States California Florida Ilinois New Jersey New York SDQ Volume 2014 Q2 2014 Q3 2014 Q4 2015 Q1 2015 Q2 2015 Q3 2015 Q4 2016 Q1 2016 Q2 2016 Q3 0K 20K 40K 60K 80K 100K 120K RE O En din g I nv en tor y 0% 5% 10% 15% 20% 25% 42K 97K 5.9% 9.2% 22.1% 11.2% 4.4% 4.0% 1.6% 2.4% 10.6% 7.7% REO Ending Inventory Share by Select States California Florida Ilinois New Jersey New York REO Ending Inventory (1) (2) (3) . Seriously Delinquent Loan and REO Ending Inventory Share by Select States © 2016 Fannie Mae. Trademarks of Fannie Mae. 13 (1) (2) (3)

Single-Family Short Sales and REO Sales Prices to Unpaid Principal Balance (UPB) of Mortgage Loans 2014 Q2 2014 Q3 2014 Q4 2015 Q1 2015 Q2 2015 Q3 2015 Q4 2016 Q1 2016 Q2 2016 Q3 60% 70% 80% 90% 69.2% 68.6% 69.8% 72.4% 72.6% 73.1% 75.0% 73.9% 72.5% 69.3% 75.7% 75.2% 76.3% 79.3% 79.9% 81.9% 80.9% 79.3% 79.7% 75.9% REO Direct Sale Dispositions: Sales Prices to UPB Net Sales Prices to UPB Trends for Top 10 States REO Gross Sales/UPB REO Net Sales/UPB 2014 Q2 2014 Q3 2014 Q4 2015 Q1 2015 Q2 2015 Q3 2015 Q4 2016 Q1 2016 Q2 2016 Q3 60% 70% 80% 90% 71.7% 72.2% 72.6% 73.8% 73.5% 73.3% 74.6%73.6% 74.1%72.2% 79.7% 80.4% 80.7% 82.0% 81.7%82.0% 83.2%82.4%80.4% 82.7% Short Sales: Sales Prices to UPB Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Florida Ilinois New Jersey Ohio Pennsylvania Maryland Michigan New York California Georgia 79.0% 88.1% 68.2% 62.7% 69.3% 65.0% 59.2% 59.9% 64.3% 80.1% 81.3% 86.6% 64.5% 65.7% 73.8% 66.6% 62.4% 61.0% 63.2% 79.5% 79.4% 82.6% 61.4% 66.0% 71.4% 61.0% 62.6% 59.6% 63.9% 78.3% 78.0% 84.3% 67.8% 66.8% 69.5% 62.8% 62.9% 58.5% 60.9% 77.5% 77.5% 83.1% 62.9% 65.7% 67.3% 61.3% 63.4% 58.8% 63.9% 74.8% Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Florida Ilinois New Jersey California New York Maryland Nevada Arizona Virginia Pennsylvania 75.3% 78.6% 79.0% 74.3% 70.8% 72.9% 80.8% 65.8% 70.9% 73.1% 73.6% 80.3% 79.1% 74.4% 70.8% 71.6% 81.2% 64.9% 65.8% 71.8% 75.1% 77.5% 74.8% 71.2% 71.2% 72.1% 79.4% 66.0% 66.1% 73.9% 72.1% 77.2% 78.8% 69.5% 69.1% 74.1% 81.3% 66.6% 66.3% 72.3% 74.5% 76.7% 77.5% 70.5% 70.6% 73.1% 80.0% 66.9% 66.8% 72.0% Short Sales Gross Sales/UPB Short Sales Net Sales/UPB Includes REO properties that have been sold to a third party (excluding properties that have been repurchased by the seler/servicer, acquired by a mortgage insurance company, redeemed by a borower, or sold through the FHFA Rental Pilot). Sales Prices to UPB are calculated as the sum of sales proceeds received divided by the aggregate unpaid principal balance (UPB) of the related loans. Gross sales price represents the contract sale price. Net sales price represents the contract sale price less charges/credits paid by or due to the seler or other parties at closing. The states shown had the greatest volume of properties sold in the first nine months of 2016 in each respective category. © 2016 Fannie Mae. Trademarks of Fannie Mae. 14 (1) (2) (3) (1) (2) (2) (2)(3) REO Net Sales Prices to UPB Short Sales Net Sales Prices to UPB

Fannie Mae™

Single-Family Loan Workouts

Home Retention Solutions[1]



# of Loans
35K
30K
25K
20K
15K
10K
5K
0K
2014 Q2: 34K (32K, 2K)
2014 Q3: 31K (29K, 2K)
2014 Q4: 28K (26K, 2K)
2015 Q1: 29K (27K, 2K)
2015 Q2: 28K (26K, 2K)
2015 Q3: 24K (22K, 1K)
2015 Q4: 20K (19K, 1K)
2016 Q1: 22K (21K, 1K)
2016 Q2: 23K (21K, 2K)
2016 Q3: 22K (21K, 2K)
Modifications
Repayment Plans and Forbearances Completed

Foreclosure Alternatives[2]



# of Loans
35K
30K
25K
20K
15K
10K
5K
0K
2014 Q2: 10K (7K, 3K)
2014 Q3: 8K (5K, 3K)
2014 Q4: 7K (4K, 2K)
2015 Q1: 6K (4K, 2K)
2015 Q2: 6K (4K, 2K)
2015 Q3: 6K (4K, 2K)
2015 Q4: 5K (3K, 2K)
2016 Q1: 5K (3K, 2K)
2016 Q2: 4K (3K, 2K)
2016 Q3: 4K (3K, 1K)
Short Sales
Deeds-in-Lieu

(1) Consists of (a) modifications, which do not include trial modifications, loans to certain borrowers who have received bankruptcy relief that are accounted for as troubled debt restructurings, or repayment plans or forbearances that have been initiated but not completed and (b) repayment plans and forbearances completed.

(2) Consists of (a) short sales, in which the borrower, working with the servicer and Fannie Mae, sells the home prior to foreclosure for less than the amount owed to pay off the loan, accrued interest and other expenses from the sale proceeds and (b) deeds-in-lieu of foreclosure, which involve the borrower's voluntarily signing over title to the property.

© 2016 Fannie Mae. Trademarks of Fannie Mae.

15

Modifications reflect permanent modifications which does not include loans curently in trial modifications. Defined as total number of completed modifications for the time periods noted. 2013 Q4 2014 Q1 2014 Q2 2014 Q3 2014 Q4 2015 Q1 2015 Q2 2015 Q3 2015 Q4 2016 Q1 2016 Q2 Modifications 21,27820,89919,09922,19926,21426,70025,90828,86132,01036,04439,159 Re-performance Rates of Modified Single-Family Loans © 2016 Fannie Mae. Trademarks of Fannie Mae. 16 (1) (2) 3 Months Post Modification 6 Months Post Modification 9 Months Post Modification 12 Months Post Modification 15 Months Post Modification 18 Months Post Modification 21 Months Post Modification 24 Months Post Modification n/a n/a n/a n/a n/a n/a n/a 77% n/a n/a n/a n/a n/a n/a 70% 79% n/a n/a n/a n/a n/a 67% 72% 78% n/a n/a n/a n/a 64% 67% 69% 76% n/a n/a n/a 64% 67% 67% 69% 77% n/a n/a 65% 66% 67% 68% 72% 79% n/a 66% 67% 66% 67% 70% 74% 80% 68% 68% 67% 67% 69% 71% 74% 79% 69% 68% 66% 67% 70% 71% 72% 79% 70% 69% 70% 71% 72% 72% 76% 83% 70% 71% 71% 72% 73% 74% 79% 84% % Current or Paid Of (1) (2)

Based on the unpaid principal balance (UPB) of the single-family conventional guaranty book of business as of December 31 for the time periods noted, with the exception of 2016 which is as of September 30. Based on the single-family credit losses for the year ended December 31 for the time periods noted, with the exception of 2016 which is through September 30. Credit losses consist of (a) charge-ofs, net of recoveries and (b) foreclosed property expense (income), adjusted to exclude the impact of fair value losses resulting from credit-impaired loans acquired from MBS trusts. Does not reflect the impact of recoveries that have not been alocated to specific loans. Negative values are the result of recoveries on previously recognized credit losses. Beginning in 2015, includes the impact of credit losses associated with our redesignation from held for investment to held for sale of certain nonperforming single-family loans expected to be sold in the foreseeable future. Also, 2015 credit losses include the impact of our approach to adopting the charge-of provisions of the Federal Housing Finance Agency’s Advisory Buletin AB 2012-02, “Framework for Adversely Classifying Loans, Other Real Estate Owned, and Other Assets and Listing Assets for Special Mention” on January 1, 2015. Loans with multiple product features are included in al applicable categories. Categories are not mutualy exclusive. FICO credit score is as of loan origination, as reported by the seler of the mortgage loan. Newly originated Alt-A loans acquired after 2008 consist of the refinance of existing loans under our Refi Plus Initiative. For a description of our Alt-A loan classification criteria, refer to Fannie Mae’s 2016 Q3 Form 10-Q. For a description of our subprime loan classification criteria, refer to Fannie Mae’s 2015 Form 10-K. Select states represent the top ten states with the highest percentage of single-family credit losses for the nine months ended September 30, 2016. © 2016 Fannie Mae. Trademarks of Fannie Mae. 17 Credit Loss Concentration of Single-Family Conventional Guaranty Book of Business (1) (2) (3) (4) (5) (6) (7) New York New Jersey Ilinois Florida Pennsylvania Ohio Maryland Connecticut Massachusets Michigan Al Other States 64.6% 2.5% 3.1% 1.4% 2.9% 2.3% 3.0% 6.3% 4.3% 4.0% 5.6% 65.1% 2.5% 3.1% 1.4% 2.8% 2.2% 3.1% 6.0% 4.2% 4.0% 5.6% 65.8% 2.4% 3.1% 1.4% 2.8% 2.1% 3.1% 5.7% 4.1% 4.0% 5.6% 66.2% 2.4% 3.0% 1.3% 2.7% 2.1% 3.0% 5.6% 4.1% 4.0% 5.5% 66.7% 2.4% 3.0% 1.3% 2.7% 2.0% 3.0% 5.6% 4.0% 3.9% 5.4% 67.0% 2.4% 2.9% 1.3% 2.7% 2.0% 3.0% 5.6% 3.9% 3.8% 5.3% 73.2% 5.8% 1.2% 0.3% 0.6% 2.1% 0.8% 11.0% 3.5% 0.8% 0.6% 53.2% 4.5% 1.0% 0.9% 1.8% 3.3% 1.6% 21.4% 9.6% 2.0% 0.9% 37.1% 3.2% 0.8% 1.4% 3.1% 4.1% 3.0% 28.9% 12.9% 3.7% 1.9% 24.7% 1.7% 1.0% 2.8% 5.9% 4.2% 4.2% 32.6% 10.9% 7.2% 4.8% 18.4% 1.5% 1.9% 2.3% 3.8% 2.2% 3.4% 20.8% 7.8% 21.6% 16.4% 27.0% 2.2% 2.3% 2.8% 3.9% 4.1% 4.9% 6.8% 8.4% 17.8% 19.8% Select State % of Single-Family Conventional Guaranty Book of Business 2016 2015 2014 2013 2012 2011 % of Single-Family Credit Losses 2016 2015 2014 2013 2012 2011 Negative Amortizing Interest Only FICO < 620 FICO 620 to < 660 Origination LTV Ratio > 90% FICO < 620 and Origination LTV Ratio > 90% Alt-A Subprime Refi Plus including HARP 11.2% 0.2% 6.6% 0.7% 10.0% 6.7% 3.2% 4.7% 0.3% 16.5% 0.2% 5.6% 0.7% 12.8% 6.0% 2.9% 3.7% 0.3% 19.5% 0.1% 4.7% 0.7% 15.1% 5.5% 2.6% 2.9% 0.2% 19.1% 0.1% 4.2% 0.7% 15.9% 5.5% 2.5% 2.5% 0.2% 17.6% 0.1% 3.7% 0.7% 16.3% 5.5% 2.3% 2.1% 0.1% 16.1% 0.1% 3.3% 0.6% 16.5% 5.4% 2.1% 1.8% 0.1% 1.4% 0.6% 27.3% 2.2% 14.0% 14.7% 7.9% 25.8% 1.2% 3.5% 1.1% 23.7% 2.3% 16.8% 14.2% 7.8% 21.8% 0.5% 7.4% -0.2% 26.0% 2.0% 20.8% 15.7% 7.0% 18.7% 0.8% 10.4% 1.3% 17.4% 2.9% 15.3% 17.6% 12.1% 10.2% 0.9% 7.8% 1.6% 29.3% 2.7% 16.4% 18.3% 11.1% 18.0% 1.2% 14.6% 1.4% 25.6% 3.5% 20.9% 21.5% 14.3% 12.2% 0.3% 2009 - 2016 2005 - 2008 2004 & Prior 18.0% 30.4% 51.6% 13.1% 21.7% 65.3% 9.1% 14.7% 76.2% 7.3% 12.2% 80.5% 5.8% 10.1% 84.1% 4.9% 8.7% 86.5% 14.8% 82.9% 2.4% 13.1% 81.8% 5.1% 12.4% 77.6% 10.0% 12.0% 74.7% 13.3% 12.1% 77.6% 10.3% 16.0% 64.5% 19.5% Vintage (1) (2) (3) (4) (4) (4) (5) (6) (7) Certain Product Features

© 2016 Fannie Mae. Trademarks of Fannie Mae. 18 Note: Defaults include loan foreclosures, short sales, sales to third parties at the time of foreclosure and deeds-in-lieu of foreclosure. Cumulative Default Rate is the total number of single-family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-family conventional loans in the guaranty book of business originated in the identified year. Data as of September 30, 2016 is not necessarily indicative of the ultimate performance of the loans and performance is likely to change, perhaps materialy, in future periods. Yr 1-Q 1 Yr 1-Q 2 Yr 1-Q 3 Yr 1-Q 4 Yr 2-Q 1 Yr 2-Q 2 Yr 2-Q 3 Yr 2-Q 4 Yr 3-Q 1 Yr 3-Q 2 Yr 3-Q 3 Yr 3-Q 4 Yr 4-Q 1 Yr 4-Q 2 Yr 4-Q 3 Yr 4-Q 4 Yr 5-Q 1 Yr 5-Q 2 Yr 5-Q 3 Yr 5-Q 4 Yr 6-Q 1 Yr 6-Q 2 Yr 6-Q 3 Yr 6-Q 4 Yr 7-Q 1 Yr 7-Q 2 Yr 7-Q 3 Yr 7-Q 4 Yr 8-Q 1 Yr 8-Q 2 Yr 8-Q 3 Yr 8-Q 4 Yr 9-Q 1 Yr 9-Q 2 Yr 9-Q 3 Yr 9-Q 4 Yr 10 -Q 1 Yr 10 -Q 2 Yr 10 -Q 3 Yr 10 -Q 4 Yr 11 -Q 1 Yr 11 -Q 2 Yr 11 -Q 3 Yr 11 -Q 4 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% Cu mu lat ive De fau lt R ate 2007 2006 2005 2008 2004 2003 2002 2010 2011 2009 2012 2013 2014 2015 2016 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Cumulative Default Rates of Single-Family Conventional Guaranty Book of Business by Origination Year Time Since Beginning of Origination Year

Loan Count UPB ($B) % of Multifamily Guaranty Book of Business % DUS ® Loans % SeriouslyDelinquent YTD 2016 Multifamily Credit Losses ($M) 2015 Multifamily Credit Losses ($M) 2014 Multifamily Credit Losses ($M) Total Multifamily Guaranty Book of Business ($46)($56)$20.07%96%100%$234.829,206 Multifamily Credit Profile by Loan Attributes Loans maturing in 2016 Loans maturing in 2017 Loans maturing in 2018 Loans maturing in 2019 Loans maturing in 2020 Other maturities ($34) $2 $1 ($4) ($19) $8 ($32) ($1) ($2) $0 ($15) ($6) $1 $4 $0 $2 ($5) $0 0.03% 0.22% 0.30% 0.02% 0.10% 5.44% 97% 97% 98% 96% 74% 82% 77% 7% 7% 5% 4% 0% $180.6 $15.8 $17.0 $12.1 $9.0 $0.3 20,211 2,474 2,184 2,145 2,060 132 Maturity Dates Less than or equal to 70% Greater than 70% and less than or equal to 80% Greater than 80% $3 ($38) ($11) $2 ($34) ($24) ($1) $4 ($1) 0.11% 0.08% 0.06% 93% 99% 94% 2% 44% 54% $5.1 $103.6 $126.1 1,445 9,626 18,135 Origination LTV Ratio Less than or equal to $750K Greater than $750K and less than or equal to $3M Greater than $3M and less than or equal to $5M Greater than $5M and less than or equal to $25M Greater than $25M ($9) ($53) ($9) $19 $5 ($15) ($60) $9 $9 $1 ($1) ($6) $3 $5 $1 0.04% 0.05% 0.24% 0.26% 0.23% 98% 98% 92% 81% 23% 47% 41% 6% 6% 1% $109.5 $95.8 $14.5 $13.6 $1.4 2,127 8,938 3,985 8,785 5,371 Loan Size Distribution (1) (2) (3) (4) (5) (6) Represents the percentage of loans for a given category (row) comprised of DUS loans, measured by unpaid principal balance. Multifamily loans are classified as seriously delinquent when payment is 60 days or more past due. Dolar amount of multifamily credit-related losses/(gains) for the applicable period and category. Total credit losses for each period may not tie to sum of al categories due to rounding. The 2014 and 2015 multifamily credit losses for Lender Risk- Sharing loans and loans with No Recourse to the Lender have been corected from the amounts previously reported. Weighted average origination loan-to-value ratio is 67% as of September 30, 2016. Under the Delegated Underwriting and Servicing, or DUS, program, Fannie Mae acquires individual, newly originated mortgages from specialy approved DUS lenders using DUS underwriting standards and/or DUS loan documents. Because DUS lenders generaly share the risk of loss with Fannie Mae, they are able to originate, underwrite, close and service most loans without our pre-review. Multifamily loans with an original unpaid balance of up to $3 milion nationwide or up to $5 milion in high cost markets. DUS - Smal Balance Loans DUS - Non Smal Balance Loans Total ($57) ($67) $11 ($54) ($57) $3 $3 $1 $2 0.06% 0.05% 0.22% 100% 100% 100% 96% 90% 6% $226.3 $212.3 $14.0 21,712 14,211 7,501 Delegated Underwriting and Servicing (DUS) Loans Non-DUS - Smal Balance Loans Non-DUS - Non Smal Balance Loans Total $11 $0 $11 ($2) ($5) $2 ($1) ($3) $1 0.24% 0.19% 0.29% 0% 0% 0% 4% 2% 2% $8.5 $3.9 $4.6 7,494 309 7,185 Non-Delegated Underwriting and Servicing (Non-DUS) Loans Lender Risk-Sharing No Recourse to the Lender ($20) ($26) ($32) ($24) ($8) $10 0.08% 0.07% 71% 98% 7% 93% $15.7 $219.0 2,231 26,975 Lender Risk-Sharing Fixed Variable ($49) $2 ($34) ($22) $0 $2 0.03% 0.08% 97% 96% 20% 80% $45.9 $188.9 7,151 22,055 Interest Rate Type © 2016 Fannie Mae. Trademarks of Fannie Mae. 19 (1) (3) (3) (4) (5) (6) (6) (3)(2) As of September 30, 2016

UPB ($B) % of Multifamily Guaranty Book of Business % DUS Loans % SeriouslyDelinquent YTD 2016 Multifamily Credit Losses ($M) 2015 Multifamily Credit Losses ($M) 2014 Multifamily Credit Losses ($M) Total Multifamily Guaranty Book of Business ($46)($56)$20.07%96%100%$234.8 Multifamily Credit Profile by Loan Attributes (cont.) California Texas New York Florida Washington $0 ($8) $2 ($33) ($2) $1 ($3) $1 ($6) $0 $0 $0 $0 $0 $0 0.00% 0.00% 0.05% 0.17% 0.03% 98% 99% 83% 99% 95% 4% 7% 10% 12% 21% $8.8 $16.2 $23.3 $27.1 $49.4 Select States Privately Owned with Subsidy ($4)($4)$20.06%96%13%$30.8 Targeted Afordable Segment DUS: Bank (Direct, Owned Entity, or Subsidiary) DUS: Non-Bank Financial Institution Non-DUS: Bank (Direct, Owned Entity, or Subsidiary) Non-DUS: Non-Bank Financial Institution Non-DUS: Public Agency/Non Profit $0 $6 $2 ($25) ($28) $0 $0 $0 ($12) ($45) $0 ($3) $0 $4 $1 0.00% 0.00% 0.32% 0.09% 0.03% 0% 0% 0% 100% 96% 0% 0% 2% 58% 40% $0.1 $0.4 $4.1 $136.3 $93.9 DUS & Non-DUS Lenders/Servicers Represents the percentage of loans for a given category (row) comprised of DUS loans, measured by unpaid principal balance. Multifamily loans are classified as seriously delinquent when payment is 60 days or more past due. Dolar amount of multifamily credit-related losses/(gains) for the applicable period and category. Total credit losses for each period wil not tie to sum of al categories due to rounding. The Multifamily Afordable Business Channel focuses on financing properties that are under an agreement that provides long-term afordability, such as properties with rent subsidies or income restrictions. See htps:/www.fanniemae.com/multifamily/products for definitions. © 2016 Fannie Mae. Trademarks of Fannie Mae. 20 2016 2015 2014 2013 2012 2011 2010 2009 2008 2007 Prior to 2007 ($25) ($17) ($4) ($3) $2 $0 $0 $0 $0 $0 $0 ($24) ($17) ($20) $4 ($1) $2 $0 $0 $0 $0 $0 ($4) ($5) $4 $0 $3 $0 $2 $0 $0 $0 $0 0.15% 0.26% 0.05% 0.07% 0.17% 0.11% 0.15% 0.06% 0.00% 0.02% 0.00% 95% 67% 92% 97% 96% 97% 97% 98% 99% 99% 99% 7% 4% 4% 5% 5% 7% 11% 10% 11% 18% 17% $17.0 $9.8 $9.3 $11.1 $12.0 $17.0 $26.2 $23.5 $26.9 $41.5 $40.6 By Acquisition Year Midwest Northeast Southeast Southwest West ($4) ($21) ($22) $4 ($3) ($31) ($11) ($19) $4 $1 ($1) ($2) $3 $0 $2 0.03% 0.10% 0.06% 0.05% 0.17% 96% 99% 99% 89% 97% 28% 22% 24% 16% 9% $66.5 $51.5 $57.4 $38.4 $20.9 Regions Conventional/Co-op Seniors Housing Manufactured Housing Student Housing ($4) ($2) ($3) ($37) ($7) $0 $7 ($56) $1 $0 $1 $0 0.00% 0.00% 0.00% 0.08% 100% 100% 98% 96% 3% 4% 5% 89% $6.1 $8.3 $12.1 $208.3 Asset Class (1) (2) (3) (4) (5) (2) (3) (3) (4) (3)(1)As of September 30, 2016 (5)

2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% Se rio us De linq ue nc y R ate 0.44% 0.55% 0.34% 0.15% 0.09% 1.36% 1.20% 0.24%0.30% 0.24% 0.71% 0.18% 0.21% 0.56% 0.24% 0.63% 0.50% 0.10% 0.08%0.08% 0.59% 0.07%0.07%0.07% 0.06%0.06% 0.05% 0.09% 0.92% 0.04% 0.39% 0.05% Multifamily Total Serious Delinquency Rate DUS Serious Delinquency Rate Non-DUS Serious Delinquency Rate Serious Delinquency Rates of Multifamily Book of Business Multifamily loans are classified as seriously delinquent when payment is 60 days or more past due. Serious delinquency rate represents the year-end percentage of unpaid principal balance that is seriously delinquent as of December 31 for the time periods noted, with the exception of 2016 which is as of September 30. Under the Delegated Underwriting and Servicing, or DUS, program, Fannie Mae acquires individual, newly originated mortgages from specialy approved DUS lenders using DUS underwriting standards and/or DUS loan documents. Because DUS lenders generaly share the risk of loss with Fannie Mae, they are able to originate, underwrite, close and service most loans without our pre-review. © 2016 Fannie Mae. Trademarks of Fannie Mae. 21 (1) (2) . (1) (2)

2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 0 20 40 60 UP B ( $B ) $20 $19 $33 $19 $24 $22 $46 $34 $19 $17 $24 $33 $29 $29 $42 $41 DUS/Non-DUS Acquisition Unpaid Principal Balance ($B) 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 0.0% 0.5% 1.0% 1.5% 2.0% Cr ed it L os s R ate 0.3% 0.2% 0.3% 0.2% 0.0% 0.1% 0.2% 0.0% 0.1% 0.4% 0.0% 0.3% 0.5% 0.0% 0.3% 0.9% 0.2% 0.8% 1.3% 0.9% 1.1% 0.8% 1.4% 1.0% 0.3% 0.1% 0.2% 0.1% 0.0% 0.1% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% DUS/Non-DUS Cumulative Credit Loss Rates through September 30, 2016 DUS Credit Loss Rate Non-DUS Credit Loss Rate Multifamily Total Credit Loss Rate Cumulative Credit Loss Rates of Multifamily Guaranty Book of Business by Acquisition Year DUS Non-DUS Acquisition Year Cumulative credit loss rate is the cumulative credit losses (gains) through September 30, 2016 on the multifamily loans that were acquired in the applicable period, as a percentage of the total acquired unpaid principal balance of multifamily loans in the applicable period. Acquisition unpaid principal balance represents the total Multifamily volume acquired through purchase or securitization transactions for the applicable period. © 2016 Fannie Mae. Trademarks of Fannie Mae. 22 (1) (2) (1) (2) * * * Year-to-date through September 30, 2016.